Supplement to the
Fidelity Advisor® Financials Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2019.
It is expected that on or about April 30, 2026, Mr. Reed will transition off the fund and Mr. Benson will assume sole portfolio manager responsibilities.
Gerard Benson (Co-Portfolio Manager) has managed the fund since 2025.
AFFS-SUSTK-1125-105 1.9880396.105	November 18, 2025